UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                Date of Event Requiring Report: December 19, 2003
                                               ------------------



                           SATELLITE ENTERPRISES CORP.
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             (Exact name of Registrant as Specified in Its Charter)


           Nevada                       000-26607                 88-0390828
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)


                        110 Washington Avenue, 4th Floor
                         North Haven, Connecticut 06473
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (203) 672-5912
                                                         ------------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)


ITEM  1.  CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.


ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.


ITEM  3.  BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

ITEM  4.  CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

          Not applicable.


ITEM  5.  OTHER EVENTS.

     By a Special Meeting of the Shareholders held on the 19th day of December, 2003 at the Company's office in North Haven, Connecticut, a quorum being present, it was unanimously approved that Roy Piceni be elected to the Board of Directors of the Company until the next Annual Meeting of Shareholders, whereby hereafter, the Board of Directors will consist of Roy Piceni as Chairman, Steve Mannen and Niels Reijers.

     By a Special Meeting of the Directors held on the 19th day of December, 2003 at the Company's office in North Haven, Connecticut, all the directors present in person or by telephone, it was unanimously approved that Roy Piceni be appointed as the Company's Chairman of the Board, and as the Company's President and CEO.

     MR. Piceni is the visionary and founder of Satellite Newspapers worldwide. He is credited with taking the Company to its present position including negotiating its various contracts with its content providers and distributors. He brings his many years experience in the satellite newspapers industry to the Company.


ITEM  6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

          Not applicable.


ITEM  8.  CHANGE  IN  FISCAL  YEAR.

     By a Special Meeting of the Directors held on the 19th day of December, 2003 at the Company's office in North Haven, Connecticut, all the directors present in person or by telephone, it was unanimously approved to change the Company's fiscal year from June 30th to December 31st.and thereafter operate on a calendar year basis.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 26, 2003                          Satellite Enterprises Corp.
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                                                   (Registrant)

                                                    /s/  Roy Piceni
                                                   ----------------------------
                                                   Roy Piceni, President and CEO


                                                    /s/  Jerry Gruenbaum
                                                   ----------------------------
                                                   Jerry Gruenbaum, Secretary